FINANCIAL INVESTORS TRUST

ALPS/Kotak India ESG Fund

(the “Fund”)

SUPPLEMENT DATED JANUARY 23, 2024, TO THE

SUMMARY PROSPECTUS DATED MARCH 1, 2023, AS REVISED APRIL 13, 2023

AND STATUTORY PROSPECTUS DATED FEBRUARY 28, 2023

Summary Section of the Statutory Prospectus and Summary Prospectus:

Effective immediately, the MSCI India Index is replacing the Nifty 500 Index as the Fund’s primary benchmark. The Adviser and Sub-Adviser made this recommendation to the Board because the new index is a globally recognized and more widely followed index compared to the current benchmark and more representative of the Fund’s investment profile.

Statutory Prospectus:

The following information is added as a at the end of Appendix B to the Statutory Prospectus:

“Certain information contained herein (the “Information”) is sourced from/copyright of MSCI Inc., MSCI ESG Research LLC, or their affiliates (“MSCI”), or information providers (together the “MSCI Parties”) and may have been used to calculate scores, signals, or other indicators. The Information is for internal use only and may not be reproduced or disseminated in whole or part without prior written permission. The Information may not be used for, nor does it constitute, an offer to buy or sell, or a promotion or recommendation of, any security, financial instrument or product, trading strategy, or index, nor should it be taken as an indication or guarantee of any future performance. Some funds may be based on or linked to MSCI indexes, and MSCI may be compensated based on the fund’s assets under management or other measures. MSCI has established an information barrier between index research and certain Information. None of the Information in and of itself can be used to determine which securities to buy or sell or when to buy or sell them. The Information is provided “as is” and the user assumes the entire risk of any use it may make or permit to be made of the Information. No MSCI Party warrants or guarantees the originality, accuracy and/or completeness of the Information and each expressly disclaims all express or implied warranties. No MSCI Party shall have any liability for any errors or omissions in connection with any Information herein, or any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. In addition to the terms and conditions of any license agreement for MSCI information, services or products (“MSCI Products”) entered into with MSCI Inc. and/or its affiliates (“MSCI”) by customers (“Customer(s)”), each Customer must comply with the terms and conditions required by third party suppliers (“Supplier(s)”) regarding Customer’s use of Supplier content, data, software and other materials (“Materials”) within MSCI Products. Customers may also be required to pay additional fees associated with Supplier Materials. If a Customer does not comply with a Supplier’s terms, MSCI may be required to terminate the Customer’s access to that Supplier’s Materials, without any remedy to Customer. Notwithstanding anything to the contrary set forth below, none of the additional terms and conditions of MSCI Suppliers shall supersede (nor shall MSCI waive) any MSCI proprietary and/or intellectual property rights in MSCI Products.

Additional terms and conditions required by MSCI’s Suppliers with respect to its Materials are provided in the expanders below. If Customer receives Materials from a Supplier not listed below via MSCI Products, additional terms and conditions related to such Materials may apply.”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE